Exhibit 99.1

CORPORATE PRESENTATION December 2015

The information presented in this presentation may contain ʺforward‐looking statementsʺ within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward‐looking statements. These forward‐looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward‐looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward‐looking statements include, but are not limited to, the risks discussed in the Companyʹs annual report on Form 10‐K and its other filings with the Securities and Exchange Commission. The forward‐looking statements in this presentation are made as of the date of this presentation, and the Company undertakes no obligation to update any forward‐looking statement as a result of new information, future developments, or otherwise. FORWARD LOOKING STATEMENTS

TABLE OF CONTENTS Appendix20 Financial Overview14 Operational Overview8 Business Overview4

 BUSINESS OVERVIEW

BUSINESS OVERVIEW

TRIANGLE PETROLEUM CORPORATION OVERVIEW

TRIANGLE
PETROLEUM CORPORATION

TPC wholly owned E&P subsidiary

TUSA

- Independent E&P company operating in the Williston Basin
- Q3FY'16 production of 13,685 Boepd; FY'16 production guidance of 13,200-13,600 Boepd [(1)]
- Proved reserves of 58.9 MMBoe as of the end of FY2015 [(2)]
- ~78,000 net core acres predominantly in McKenzie / Williams Counties (63% operated; 91% held by production [HBP])
- Focused on protecting the balance sheet, maintaining adequate liquidity and managing return on capital

TPC wholly owned energy services subsidiary

RockPile ENERGY SERVICES

- Offers integrated completion services package including pressure pumping, wireline and pump down and well intervention services
- Have maintained high utilization with third parties over the last four quarters
- Increase in market share through downturn positions company well for a recovery scenario although visibility is very limited and utilization levels are subject to change

TPC owns 50% of G.P. and 28% of L.P.

CALIBER MIDSTREAM

- Gathering, transportation, treating and processing services
- JV with First Reserve Energy Infrastructure Fund (FREIF)
- Benefits include: reducing costs, eliminating flaring, reducing volumes transported via trucks and crude stabilization

Note: Triangle Petroleum Corporation's Q3 Fiscal Year 2016 ("Q3 FY2016") ended October 31, 2015.

(1) FY2016 production guidance increased November 7, 2015 from prior range of 11,500-13,500 Boepd issued on June 8, 2015.

(2) Based on internal parent level reserves as of January 31, 2015, which were independently audited by Cawley, Gillespie & Associates. TUSA reserves may differ slightly from parent level reserves due to intercompany eliminations, which improves well economics at the parent level.

5

TRIANGLE PETROLEUM CORPORATION

IMPROVING AND EFFICIENT (1) As of October 31, 2015. 6 BUSINESS OVERVIEW STILL POISED FOR FUTURE GROWTH Inventory of 18 gross operated wells waiting on completion serves as a ready source of production volumes(1) Extensive low‐risk inventory provides 20+ years of development 91% of core acreage is held by production DISCIPLINED MANAGERS AND EXPERIENCED OPERATORS Disciplined financial and operational management has enabled the Company to navigate through a challenging environment while at the same time preserving future growth optionality Strategically aligned to unlock value through potential future asset monetizations INTEGRATED BUSINESS MODEL Recycles meaningful capital expenditure dollars into the business Recovers value‐leakage to critical supply chain services Reduces reliance on third‐party service providers; relieves infrastructure constraints Triangle received $95mm of distributions from its non‐E&P subsidiaries in FY2015 Development program aims to preserve financial and operational flexibility $293mm in liquidity(1); no term debt maturities until 2022 Focused on protecting the balance sheet and preserving liquidity No long term rig or oilfield service commitments Top‐tier private equity partners (NGP, First Reserve and TIAA Oil & Gas Investments) STRONG FINANCIAL POSITION PROVIDES OPTIONS CONSISTENT FOCUS ON OPERATIONAL EFFICIENCIES Completion design evolution continues to improve well performance Evaluating further adjustments to well designs in an effort to further reduce costs, improve recoveries and enhance operational efficiencies and returns KEY INVESTMENT HIGHLIGHTS: MANAGING THROUGH THE DOWNTURN

16,000 00 14,000 4 12,000 10,000 8,000 2 6,000 4,000 2,000 0 0 Q1 FYʹ14 Q2 FYʹ14 Q3 FYʹ14 Q4 FYʹ14 Q1 FYʹ15 Q2 FYʹ15 Q3 FYʹ15 Q4 FYʹ15 Q1 FYʹ16 Q2 FYʹ16 Q3 FYʹ16 FYʹ13A FYʹ14A FYʹ15A FYʹ16E Actual Production Guidance Low Case Guidance High Case Avg. Rig Count 58.9 60 100% 50 80% 45% 40 60% 30 40% 20 20% 10 0% 0 Q1 FYʹ13 Q2Q3Q4 FYʹ13 FYʹ13 FYʹ13 Q1Q2 FYʹ14 FYʹ14 Q3Q4Q1 FYʹ14 FYʹ14 FYʹ15 Q2 FYʹ15 Q3 FYʹ15 (2) FYʹ12 FYʹ13 PDP Reserves FYʹ14 PUD Reserves FYʹ15 Non‐Operated Volumes Operated Volumes (1) (2) FY2016 production guidance increased November 7, 2015 from prior range of 11,500‐13,500 Boepd issued on June 8, 2015. Based on internal parent level reserves as of January 31, 2015, which were independently audited by Cawley, Gillespie & Associates. TUSA reserves may differ slightly from parent level reserves due to intercompany eliminations, which may improve well economics at the parent level. 7 BUSINESS OVERVIEW Operated Rig Count Net Sales Volumes (Boepd) % of Total Sold Volumes 22%20%15%13%14% 31%30%35% 64% 100% 40.3 14.6 1.5 PROVED RESERVES (MMBOE) OPERATED VS. NON‐OPERATED VOLUMES (% OF PRODUCTION) FY2016 Avg. Daily Production Guidance14,747 13,200 – 13,600 Boepd (1) 12,230 13,77513,50013,68513,6 11,441 10,551 8,129 6,8047,254 4,287 2,714 5,286 1,334 NET SOLD PRODUCTION VOLUMES (BOEPD) SIGNIFICANT OPERATED PRODUCTION AND RESERVES GROWTH

 OPERATIONAL OVERVIEW

OPERATIONAL OVERVIEW

TRIANGLE USA CORE AREA – MCKENZIE AND WILLIAMS COUNTIES

RECENT DEVELOPMENTS

- 135 gross operated horizontal wells currently producing and 18 gross (15.8 net) wells waiting on completion[1]
- Targeting Middle Bakken wells with 630 Mboe average EURs in FY2016[2]
  - FY2016 Middle Bakken wells completed year to date exceeding target
  - Strategic and targeted development of operated DSUs to maximize returns and operational efficiencies in current commodity price environment
- Leading edge AFEs have been reduced to $6-6.3mm driven by ongoing service price concessions, internal efficiency improvements and other cost reductions
- Latest completion design delivering 15%+ and 25%+ improvement in 60- and 90-day cumulative production over analogue offset wells over a broad geographic area

DETAILS	TPLM CORE
Net Core Acreage	~78,000
Percent Operated (%)[3]	63%
Percent Held By Production (%)	91%
OPERATED DSUs[3]	59
GROSS OPERATED LOCATIONS REMAINING[4]	573

CURRENT TRIANGLE LEASEHOLD AND ACTIVITY


DIVIDE
SHERIDAN
ROOSEVELT
RICHLAND
DUNN
2 Little Muddy Wells
Avg. EUR: ~705Mboe
2 Wisness Wells
Avg. EUR: ~790Mboe
4 Hagen Wells
Avg. EUR: ~640Mboe
TUSA Acreage
TUSA Operated DSU
Wells WOC

(1) As of October 31, 2015.
(2) See slide 21 in the Appendix for additional details on the bridge between FY2015 PDP EURs and the FY2016 average development program Middle Bakken target EUR.
(3) TUSA's operatorship in North Dakota has been confirmed through title and permits. In Montana, operatorship has been confirmed through title and permits or assumes 30% or greater working interest.
(4) Gross Operated Locations Remaining assumes eight Bakken and four Three Forks wells per operated DSU less currently producing gross operated wells.

9

TRIANGLE PETROLEUM CORPORATION

FY’16 Operated Middle Bakken Completion(1) 160 17.0 $120 Mboe)(2) $100 environment 140 $80 $60 120 $40 3.3 $20 100 $‐ Q1 FYʹ14 Q2Q3Q4Q1Q2 FYʹ14 FYʹ14 FYʹ14 FYʹ15 FYʹ15 Gross Operated Completions Quarterly Avg. WTI Price Q3 FYʹ15 Q4Q1 FYʹ15 FYʹ16 Q2Q3 FYʹ16 FYʹ16 Net Operated Completions 80 60 $11.9 $12 $10 40 $8 $6 20 $4 $2 ‐ 0 30 60 90120 150 180 210 $0 FYʹ14 FYʹ15 Leading Edge AFEs Producing Days (1) (2) Well dataset comprised of 13 Middle Bakken wells completed year to date. See slide 21 in the Appendix for additional details on the bridge between FY2015 PDP EURs and the FY2016 average development program Middle Bakken target EUR. Before RockPile and other eliminations. (3) 10 OPERATIONAL OVERVIEW Cumulative Production (Mboe) $MM # of wells $/Bbl $10.2 $6‐6.3 $4.1$3.2 $7.0 $7.8 AVERAGE COMPLETED WELL COST BY FISCAL YEAR (3) 15.0Reacting quickly 13.4to oil price 10.4 9.09.09.09.0 8.08.0 6.26.46.76.26.6 5.05.0 4.34.5 2.0 1.7 FY’16 Operated Target Middle Bakken EUR (630 TUSA OPERATED WELLS COMPLETED (GROSS VS. NET) FY2016 MIDDLE BAKKEN WELL PERFORMANCE DRILLING AND PRODUCTION PROFILE

ile Energy Services, LLC is focused on providing “Best in pressure pumping and ancillary services in the Williston Basin Triangle Wells 3rd Party Wells Horsepower in Class” execution driving critical volume with existing clients, opening up access to new clients and g opportunities for geographic diversification >90% of work performed for third parties during 50 45 40 35 30 25 20 15 10 5 0 110 100 90 80 70 60 50 40 30 20 10 0 tion dropped in Q3 FY’16 as key clients deferred completion activity ued focus on cost reduction yielding significant and RockPile’s costs are on par or superior to of our major competitors 1 999 9 8 8 6 5 5 5 2 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 FYʹ13 FYʹ13 FYʹ13 FYʹ14 FYʹ14 FYʹ14 FYʹ14 FYʹ15 FYʹ15 FYʹ15 FYʹ15 FYʹ16 FYʹ16 FYʹ16 However, intense competitive pressure has resulted in unsustainable pricing. And while major input costs fallen significantly, these reductions have not kept ith pricing and design changes so margins are compressed 16 activity levels are trending ahead of Q3 FY’16 supported by increased activity in legacy basins and the establishment of operations in new markets including mian Basin where one completion crew is active other ancillary services are being provided Simultaneous operations – 1) drilling operations, 2) Caliber piping freshwater provisions, 3) Workover rigs returning 2 wells to production and 4) operational production facilities OPERATIONAL OVERVIEW Horsepower (000s) Wells Completed Q3 FY’16 vs. ~60% in Q3 FY’15 265039 1937 1617 101925 1451517 GROSS WELLS COMPLETED EVERAGING REPUTATION & MAINTAINING FOCUS ROCKPILE ENERGY SERVICES RockP Class” L “Best creatin Utiliza Contin results most have pace w still Q4 FY’ the Per and 11

The North Dakota rig count is down ~70% in 13 months since the October 2014 peak Compares to 62% drop over 7 months in ‘08/’09 The backlog of wells in the basin waiting on completion swelled as E&P companies delayed completions Erosion of supply base continues with an estimated ~14 completion spreads currently active in the Williston Basin, ~15% of which are RockPile spreads. This could drive a significant snapback in pricing when activity recovers ‐05 Jan‐06 Jan‐07 Jan‐08 Jan‐09 Jan‐10 Jan‐11 Jan‐12 Jan‐13 Jan‐14 Jan‐15 800 700 5 600 500 400 300 200 100 0 y‐12 Sep‐12 Jan‐13 May‐13 Sep‐13 Jan‐14 May‐14 Sep‐14 Jan‐15 May‐15 Sep‐15 Jul‐12 Nov‐12 Mar‐13 Jul‐13 Nov‐13 Mar‐14 Jul‐14 Nov‐14 Mar‐15 Jul‐15 ) ) ) Baker Hughes Weekly Rig Count, December 4, 2015. North Dakota Industrial Commission December 2015 Monthly Director’s Cut Report. Based on RockPile Estimates, public filings and Wall Street research reports. OPERATIONAL OVERVIEW Williston Basinn Rig Count # of wells in backlog RPES Stages Completed 97 ROCKPILE STAGES COMPLETED PER MONTH DAKOTA WAITING ON COMPLETION INVENTORY(2) 60 COMPLETION SERVICES MARKET CHARACTERISTICS DAKOTA AVERAGE MONTHLY RIG COUNT (1) WILLISTON BASIN COMPLETION SERVICES MARKET UPDATE NORTH 250 200 150 100 50 0 Jan‐04 Jan NORTH 1200 1000 800 600 400 200 0 Jan‐12 Ma (1 12(2 (3

CALIBER MIDSTREAM

***Caliber Midstream Partners, LP** is focused on providing gathering, transportation and processing in the Williston Basin*



McKenzie County
Enbridge Crude Interconnect
Alexander Oil Facility
Fresh Water Joint-Venture Mainline
WAWS Fresh Water Interconnect
Fresh Water Intake Facility
Northern Border Gas Interconnect
Hay Butte Oil Facility and Gas Plant
ONEOK NGL Interconnect
Fresh Water Intake Facility
WAWS Interconnect
Alexander Market Center
Caliber Central Facility
State 8-1 SWD
Lewis SWD
Enbridge Interconnect
Oneok NGL Interconnect
Northern Border Interconnect
Caliber Existing
Caliber Future
Tesoro Pipeline
Belle Fourche Pipeline
Oneok NGL Pipeline
Northern Border Pipeline
Enbridge Pipeline
WAWS Pipeline
Triangle DSU
0 1 2 4 6 Miles
CALIBER MIDSTREAM

- Triangle has a ~28% ownership stake, but can still earn up to 50% subject to the performance of the business [(1)]
- Cumulative cash distributions to date to Triangle equal ~$10mm
- Currently gathering an average of ~6.3 MMcfepd [(2)] in gas system and processing throughput of ~6.3 MMcfpd [(2)] through natural gas facility
- Crude flowed through the Alexander Oil Center starting in August 2014, providing stabilization as well as additional takeaway optionality via pipeline and truck to rail (both inbound and outbound loading services)
  - 40,000 bbls of working storage and inbound and outbound truck loading services for access to rail option
- SWD injections averaging ~24,570 Bpd [(2)]
- Central facility crude gathering averaging ~12,800 Bopd [(2)]

(1) *Assumes all warrants exercised into Class A units. Reflects receipt by Triangle of 3.6mm new warrants in conjunction with FREIF's early 2015 equity infusion.*

(2) *As of October 2015.*

13

OPERATIONAL OVERVIEW

 FINANCIAL OVERVIEW

FINANCIAL OVERVIEW

CURRENT POSITION

CURRENT POSITION	
Share Price *(as of December 17, 2015)*	$0.61
90-day % Change	-72.0%
Basic Shares Outstanding (mm)[(1)]	75.7
Market Capitalization ($mm)	**$46**
Convertible Note *($mm)*[(2)]	**$141**
Debt *($mm)*[(3)]	**$673**

LIQUIDITY ($MM)	
Total Cash	$36
TUSA Credit Facility Availability	$161
RPES Credit Facility Availability	$96
Liquidity[(3)]	**$293**

KEY HIGHLIGHTS

- At the end of Q3FY'16, TUSA's senior debt to trailing 12-month adjusted EBITDA ratio was 1.0x and RockPile's debt to trailing 12-month adjusted EBITDA ratio was 2.3x[(3)]
- In Q4FY'16, the borrowing base on TUSA's existing senior credit facility was reaffirmed at $350mm
- Remain in compliance with all other covenant requirements on respective subsidiary credit facilities

TOTAL CURRENT AND POTENTIAL DILUTED OWNERSHIP


Common Stock - Public 94%(4)
Management and Board: Common Stock and Options 2%(5)
Employee RSUs 4%(5)

(1) *Basic shares outstanding as of October 2015. Does not include $141.0mm 5% convertible note, which is convertible into Triangle stock at $8.00 per share and potentially dilutive into approximately ~17.6mm shares of Triangle common stock.*
(2) *Carrying value as of October 31, 2015, which includes ~$21mm in accrued interest.*
(3) *As of October 31, 2015.*
(4) *Common stock assumes conversion of $141.0mm convertible note as of October 31, 2015. Potentially dilutive into approximately ~17.6mm shares of Triangle common stock.*
(5) *Calculated using outstanding management and board stock and unvested employee RSUs. Does not apply treasury stock method. Excludes management options.*

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TRIANGLE PETROLEUM CORPORATION

FINANCIAL OVERVIEW

TRIANGLE PETROLEUM CORPORATION DEBT STRUCTURE OVERVIEW

TRIANGLE PETROLEUM CORPORATION

- **$141.0mm 5% Convertible Note (includes ~$21.0mm of accrued interest)**
  - Converts into TPLM common stock at $8.00/sh
  - Interest paid-in-kind
  - No financial covenants
  - Not exposed to cross default risk from subsidiaries

TUSA

RockPile ENERGY SERVICES

Triangle Petroleum USA - wholly owned E&P subsidiary

- **$350mm Senior Credit Facility**
  - ~$189mm drawn (1), ~$161mm available
  - Allows for limited movement of cash to/from TPC
  - Key covenants:
    - <2.75x senior secured debt/TTM EBITDA
      - 1.0x at end of Q3FY'16
    - Interest coverage ratio ≥2.5x
      - 5.5x at end of Q3FY'16
- **$415.9mm 6.75%Senior Unsecured Notes due 2022**
  - Repurchased and retired $34.1mm face value for $22.2mm over the last four quarters
- **TUSA debt is non-recourse to TPC, no cross default to TPC or RockPile**

RockPile Energy - wholly owned energy services subsidiary

- **$150mm Senior Credit Facility**
  - Non-recourse to TPC, no cross default to TPC or TUSA
  - ~$54mm drawn, ~$96mm available (1)
  - Allows for future cash distributions to TPC, with some restrictions
  - Key covenants:
    - <2.75x total debt/TTM EBITDA
      - 2.29x at end of Q3FY'16
    - TTM Fixed charge coverage ratio >1.25x
      - **7.7x at end of Q3FY'16**

(1) *As of October 31, 2015.*

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TRIANGLE PETROLEUM CORPORATION

FINANCIAL OVERVIEW

STAND-ALONE CAPITAL BUDGET FOR FY2016 (ENDING JANUARY 31, 2016)

BUDGET DETAIL

Capital Expenses	FY2016 Proposed Budget ($mm)(1)
E&P Operated Drilling Program	$150-165
E&P Non-Operated Drilling Program	$0-10
RockPile	$15-20
Total	**$165-195**

BUDGET ALLOCATION


E&P Operated Drilling Program(2) 88%
E&P Non-Op Drilling Program 3%
RockPile 10%

FY2016 BUDGET HIGHLIGHTS

- Represents a 71% year-over-year reduction
- Primary focus on protecting the balance sheet, maintaining adequate liquidity, return on capital and positioning for growth post-recovery
- Drilling program temporarily paused due to current depressed commodity pricing environment
- Spud 16 gross operated wells to date
- Plan to complete ~20-22 gross operated wells(3)
  - 18 wells waiting on completion as of October 31st could provide a source of incremental supply to manage production and/or increase volumes with improvement in commodity prices

(1) FY2016 capital budget issued on February 5, 2015.
(2) E&P Operated Drilling Program does not include the RockPile and other eliminations that reduce capital expenditures at the Triangle Parent Company level. Actual E&P operated incurred capex will likely be reduced by eliminations.
(3) Gross completion count may vary depending on actual working interests in operated wells and is subject to commodity prices and gaps in the RockPile's third-party completion schedule.

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TRIANGLE PETROLEUM CORPORATION

$21‐23mm in expected cash G&A expense ― ~17‐24% decline from Q4 FY’15 levels(4) Anticipate 30‐50% reduction on key input costs (chemicals, proppant, labor, etc.) based on current market conditions $8.50‐9.00/boe in LOE expenses(2) $5.30‐5.80/boe in gathering, transportation and processing expenses $1.30‐1.40/boe in cash G&A expenses(3) ― represents 55%+ year‐over‐year decline 10‐11% production tax rate The following items must also be considered for the consolidated financials: Consolidated Triangle Parent Company (“TPC”) G&A Incremental corporate level G&A expense $18 - 23mm (3) FY2016 Effective Tax Rate 0%(5) *Description of segment information and non‐GAAP measures are located at the back of the Appendix (1) (2) (3) (4) (5) FY2016 guidance issued on February 5, 2015. Raised LOE guidance in conjunction with Q2FY’16 results on September 8, 2015 to account for higher than expected workover and saltwater disposal costs. Reflects efforts to optimize internal cash G&A and shifting of some expenses to TPC from TUSA. Comparison versus annualized expense incurred during Q4 FY’15; Excludes intercompany charges. Given the impairments recorded to date, the amount of accumulated NOLs for federal tax purposes and the possibility that the Company could recognize additional impairments in future periods if commodity prices remain at current levels or decline, we do not anticipate having any income tax expense for FY2016. 18 FINANCIAL OVERVIEW ITEMDESCRIPTION FY2016 CONSOLIDATED FINANCIALS ROCKPILE‐SPECIFIC FY2016(1) ITEMS: TUSA‐SPECIFIC FY2016 ITEMS(1): Guidance details are subject to change based on the dynamic nature of the commodity price environment ADDITIONAL BUSINESS SEGMENT GUIDANCE

Mark‐to‐market value of hedge book was ~$8mm as of October 31st, 2015 3,000 Hedging program consists of zero cost collars and swaps to protect present and future cash flows 2,000  Ability to hedge up to 85% of expected production over next 36 months 1,000 Monitoring market conditions for opportunities to further adjust hedge position into FY2017 ‐ FY2016 Costless Collar Volume FY2017 Swap Volume $68.59 $70.00 4,000 $60.00 $50.00 3,000 $40.00 2,000 $30.00 $20.00 1,000 $10.00 0 $‐ Q4 FYʹ16 Q1 FYʹ17 Costless Collar Volume Q2 FYʹ17 Q3 FYʹ17 VWAP Floor Q4 FYʹ17 Swap Volume 19 *Note: As of October 31, 2015. FINANCIAL OVERVIEW WTI Hedge Price ($/Bbl) BOPD Hedged BOPD Hedged $60.03 $57.31$55.54$54.80 1,995 3,0003,000 1,674 9951,000 CURRENT HEDGES (BOPD AND VOLUME WEIGHTED AVERAGE PRICE) FY’17 Swaps FY’16 Swaps ~$56/Bbl ~$60/Bbl ~2,200 Q4 FY’16 Collars ~$96/Bbl Ceiling ~$80/Bbl Floor ~1,000 ~2,000 KEY HIGHLIGHTS HEDGE POSITION (BOPD) RISK MANAGEMENT

a) b) c) TUSA FY2016 EUR Bridge Historical Financials Reconciliations and Segment Information APPENDIX

650 600 FY2016 550 t for Current Completion Design Improvements 500 450 400 350 300 FY'15 YE Net PUD (1) Gross Up for Royalties Exclude Non‐Op Locations Exclude Three Forks Current Completion Design Improvement (2) High Grade FY'16 Activity FY'16 Target EUR (1) (2) Per well PDP EURs based on reserve report as of January 31, 2015, which was independently audited by Cawley, Gillespie & Associates. Representative of current completion design including 31 stages, a cemented liner, a hybrid slickwater frac and 4mm pounds of proppant. Well dataset comprised of 40 wells. 21 OPERATIONAL OVERVIEW Per Well EUR (Mboe) 590 630 40 630 536 565 Uplift for Targeted Development Program 550 15 Uplif 14 112 Uplift for Exclusion of Non‐Op Locations 424 Gross Up for Average ~21% TUSA Royalty Uplift for Exclusion of Three Forks Locations 25 TUSA FY2015 PUD EUR TO FY2016 DEVELOPMENT PROGRAM TARGET MIDDLE BAKKEN EUR BRIDGE

APPENDIX

Q3FY'16 CONSOLIDATED INCOME STATEMENT

	Quarter Ended October 31, 2014		Quarter Ended October 31, 2015	
Revenues				
Oil, natural gas and natural gas liquids sales	$	80,139	$	42,871
Oilfield services[a]		94,057		22,273
Total revenues		174,196		65,144
Expenses				
Lease operating expenses		7,317		10,135
Gathering, transportation and processing		4,380		6,537
Production taxes		8,637		4,052
Depreciation and amortization[a]		32,471		28,396
Impairment of oil and natural gas properties		-		261,000
Accretion of asset retirement obligations		259		75
Oilfield services[a]		70,805		21,700
Corporate and other stock-based compensation		1,587		7,259
E&P stock-based compensation		94		390
RockPile stock-based compensation		146		117
Corporate and other cash G&A expenses		3,693		4,477
E&P cash G&A expenses		2,896		855
RockPile cash G&A expenses		7,043		5,336
Other		1,334		-
Total operating expenses		140,662		350,329
Operating Income (Loss)		33,534		(285,185)
Interest expense, net		(8,984)		(9,877)
Amortization of deferred loan costs		(479)		(852)
Gain on extinguishment of debt		-		4,175
Realized commodity derivative gains (losses)		688		27,857
Unrealized commodity derivative gains (losses)		19,134		(21,044)
Equity investment income (loss)		393		450
Gain (loss) on equity investment derivatives		742		(1,118)
Other income[a]		(330)		(1,405)
Total other income (expense)		11,164		(1,814)
Income (Loss) Before Income Taxes		44,698		(286,999)
Income tax provision (benefit)[b]		19,300		-
Net Income (Loss) Attributable to Common Stockholders	$	25,398	$	(286,999)
Net Income (Loss) per Common Share				
Basic	$	0.30	$	(3.80)
Diluted[c]	$	0.26	$	(3.80)
Adjusted Net Income (Loss) per Common Share[d]				
Basic	$	0.17	$	(0.11)
Diluted[c]	$	0.15	$	(0.11)
Weighted Average Common Shares				
Basic		85,242		75,588
Diluted		102,954		75,588

(a) Includes intercompany eliminations; reference Note 3 – Segment Reporting in the Q3 fiscal year 2016 Form 10-Q for additional details.
(b) The effective tax rate for the quarter ended October 31, 2014 was approximately 43.2%. Income tax provision is a non-cash expense.
(c) Includes interest expense add-back of $0.9 million net of income taxes and amounts capitalized Q3 fiscal 2015 related to outstanding convertible note.
(d) See "Use of Segment Information and Non-GAAP Measures" and "Adjusted Net Income Reconciliation" in the Appendix for additional details.

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TRIANGLE PETROLEUM CORPORATION

APPENDIX

CONSOLIDATED ADJUSTED NET INCOME RECONCILIATION

TRIANGLE PETROLEUM CORPORATION

	Quarter Ended October 31, 2014	Quarter Ended October 31, 2015
Net Income (Loss) Attributable to Common Stockholders	$ 25,398	$ (286,999)
Impairment of oil and natural gas properties	-	261,000
Unrealized (gain) loss on commodity derivatives	(19,134)	21,044
(Gain) loss on equity investment derivatives	(742)	1,118
Gain on extinguishment of debt	-	(4,175)
System conversion costs	1,334	-
Tax adjustment[(a)]	8,007	-
Adjusted Net Income (Loss)	$ 14,863	$ (8,012)
Adjusted Net Income (Loss) Per Common Share		
Basic	$ 0.17	$ (0.11)
Diluted[(b)]	$ 0.15	$ (0.11)
Weighted Average Common Shares		
Basic	85,242	75,588
Diluted	102,954	75,588

STAND-ALONE BUSINESS SEGMENT ADJUSTED EBITDA RECONCILIATION

TUSA

	Quarter Ended October 31, 2014	Quarter Ended October 31, 2015
Net Income (Loss) Before Income Taxes	$ 37,057	$ (258,576)
Depreciation and amortization	30,291	21,394
Impairment of oil and natural gas properties	-	261,000
Net interest expense	6,846	7,241
Stock-based compensation	94	390
Accretion of asset retirement obligations	259	75
Other	1,813	(3,419)
Unrealized commodity derivative losses (gains)	(19,134)	21,044
Adjusted-EBITDA	$ 57,227	$ 49,149

RockPile ENERGY SERVICES

	Quarter Ended October 31, 2014	Quarter Ended October 31, 2015
Net Income (Loss) Before Income Taxes	$ 26,829	$ (13,173)
Depreciation and amortization	6,119	6,797
Stock-based compensation	146	117
Net interest expense	572	793
Other	999	1,456
Adjusted-EBITDA[(c)]	$ 34,665	$ (4,010)

(a) Tax adjustment is calculated by applying Company's effective tax rate of 43.2% for Q3 fiscal 2015 to pre-tax effected adjusting items.
(b) Includes interest expense add-back of $0.9 million net of income taxes and amounts capitalized for Q3 fiscal 2015 related to outstanding convertible note.
(c) RockPile Adjusted EBITDA calculated as per RockPile credit facility.

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TRIANGLE PETROLEUM CORPORATION

APPENDIX

Q3FY'16 INTERSEGMENT TABLE

	Exploration and Production	Oilfield Services	Corporate and Other[a]	Eliminations and Other	Consolidated Total
Revenues					
Oil, natural gas and natural gas liquids sales	$ 42,871	$ -	$ -	$ -	$ 42,871
Oilfield services for third parties	-	21,922	-	351	22,273
Intersegment revenues	-	3,881	-	(3,881)	-
Total Revenues	42,871	25,803	-	(3,530)	65,144
Expenses					
LOE, GTP, Production Taxes and other expenses	20,724	-	-	-	20,724
Depreciation, amortization and accretion	21,469	6,797	420	(215)	28,471
Impairment of oil and natural gas properties	261,000	-	-	-	261,000
Cost of oilfield services	-	24,664	-	(2,964)	21,700
General and administrative	1,245	5,453	11,736	-	18,434
Total operating expenses	304,438	36,914	12,156	(3,179)	350,329
Operating Income	(261,567)	(11,111)	(12,156)	(351)	(285,185)
Other income (expense), net	2,991	(2,062)	(2,298)	(445)	(1,814)
Net Income (Loss) Before Income Taxes	$ (258,576)	$ (13,173)	$ (14,454)	$ (796) [b]	$ (286,999)

(a) Corporate and Other includes Triangle's corporate office and several subsidiaries that management does not consider to be part of the exploration and production or oilfield services segments. Also included are results from Triangle's investment in Caliber, including any changes in the fair value of equity investment derivatives. Other than Caliber, these subsidiaries have limited activity.

(b) $0.8 million RockPile, Caliber, and other services consolidated elimination results in a $0.8 million reduction in oil and natural gas property expenditures.

**Reference Note 3 – Segment Reporting in our Q3 fiscal year 2016 Form 10-Q for additional details.*

24

TRIANGLE PETROLEUM CORPORATION

1) The Company often provides financial metrics for Triangle’s segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company’s Form 10‐K and Form 10‐Q filings, but the sum of those stand‐ alone revenues differ from Triangle’s consolidated revenues for the corresponding reporting period. Triangle’s consolidated revenues would reflect segment revenues reduced for intercompany sales (i.e. for RockPile services to Triangle’s E&P segment). Triangle also believes that stand‐alone segment revenue assists investors in measuring RockPile’s performance as a stand‐ alone company without eliminating, on a consolidated basis, certain revenues attributable to services for Triangle’s economic interests in wells operated by Triangle’s E&P segment. 2) Adjusted‐EBITDA represents income before interest expense, income taxes, depreciation and amortization, other non‐cash items, and non‐recurring items. Adjusted‐EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. (ʺGAAPʺ). Triangle has presented Adjusted‐EBITDA by segment because it regularly reviews Adjusted‐EBITDA by segment as a measure of the segment’s operating performance. Triangle also believes Adjusted‐EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest expense, income taxes, depreciation and amortization, other non‐cash items, and non‐recurring items which can vary significantly depending upon many factors. The total of Adjusted‐EBITDA by segment is not indicative of Triangle’s consolidated Adjusted‐EBITDA, which reflects other matters such as (i) additional parent company administrative costs, (ii) intercompany eliminations, (iii) paid‐in‐kind interest expense on the 5% convertible note, and (iv) the use of the equity method, rather than consolidation, for Triangle’s investment in Caliber. The Adjusted‐EBITDA measures presented in the “Reconciliation Tables” may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation. Triangle believes that net income before income taxes is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to Adjusted‐EBITDA. Net income before income taxes will be significantly affected by consolidated interest expense and full‐cost pool amortization. Such amortization varies with changes in proved reserves, well costs during the year, and future plans in developing proved undeveloped reserves 3) Adjusted net income (loss) is defined as net income (loss) applicable to common stockholders adjusted to exclude certain charges or amounts in order to provide users of this financial information with additional meaningful comparisons between current results and the results of prior periods. Triangle presents this measure because (i) it is consistent with the manner in which the Companyʹs performance is measured relative to the performance of its peers, (ii) this measure is more comparable to earnings estimates provided by securities analysts, and (iii) charges or amounts excluded cannot be reasonably estimated and guidance provided by the Company excludes information regarding these types of items. These adjusted amounts are not a measure of financial performance under GAAP. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to adjusted net income (loss). USE OF SEGMENT INFORMATION AND NON‐GAAP MEASURES